UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2010

ORE PHARMACEUTICAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23317	27-1088078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street, Suite 300
Cambridge, Massachusetts 02142
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (617) 649-2001

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)     On July 16, 2010, the Audit Committee of the Board of Directors of Ore Pharmaceutical Holdings Inc. (the “Company”) dismissed Ernst & Young LLP, which served as the Company’s independent registered public accounting firm.

The audit reports of Ernst & Young LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2008 and 2009 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report of Ernst & Young LLP on the consolidated financial statements of the Company as of and for the year ended December 31, 2009 indicated substantial doubt about the Company’s ability to continue as a going concern because of the Company’s continued incurrence of significant losses from operations and uncertainty as to the Company’s ability to obtain additional financing.

During the two fiscal years ended December 31, 2008 and 2009, and the subsequent interim period through July 16, 2010 (the “Relevant Period”), there were no (1) “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Ernst & Young LLP’s satisfaction, would have caused them to make reference in connection with their report to the subject matter of the disagreement or (2) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and related instructions).

The Company has provided Ernst & Young LLP with a copy of this disclosure and has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, and if not, stating the respect in which Ernst & Young LLP does not agree. A copy of such letter, dated July 22, 2010, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)     On July 16, 2010, the Audit Committee of the Board of Directors of the Company engaged BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  During the Relevant Period, neither the Company nor anyone acting on its behalf consulted with BDO USA, LLP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that BDO USA, LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (2) any matter that was the subject of a “disagreement” or a “reportable event”.

Item 9.01 Financial Statements and Exhibits.

(d)     The following exhibit is filed with this Report:

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated July 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORE PHARMACEUTICAL HOLDINGS INC.

Dated: July 21, 2010	/s/ BENJAMIN L. PALLEIKO
Benjamin L. Palleiko
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated July 22, 2010.